UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2013

MEDIVATION, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32836	13-3863260
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

525 Market Street, 36th Floor

San Francisco, California 94105

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (415) 543-3470

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of the Employee Stock Purchase Plan

The annual meeting of stockholders of Medivation, Inc. was held on June 28, 2013 (the “Annual Meeting”). At the Annual Meeting, the stockholders of Medivation approved the Medivation, Inc. 2013 Employee Stock Purchase Plan (the “ESPP”), pursuant to which Medivation may issue up to 3,000,000 shares of its common stock to its employees and employees of its subsidiaries at purchase prices set forth in the ESPP, subject to the limitations set forth in the ESPP. The ESPP provides a means by which Medivation’s employees (and employees of any parent, subsidiary, or other affiliate of Medivation designated by the Board to participate in the ESPP) may be given an opportunity to purchase shares of Medivation common stock at a discount through payroll deductions, to assist Medivation in retaining the services of its employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for Medivation’s success.

A more detailed description of the ESPP is set forth under the heading “Proposal No. 4 Approval of the Medivation, Inc. 2013 Employee Stock Purchase Plan” in Medivation’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on April 30, 2013 (the “Proxy Statement”). The foregoing description of the ESPP is not purported to be complete, and is qualified by reference to the complete ESPP, which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Approval of the Amended and Restated 2004 Equity Incentive Award Plan

At the Annual Meeting, the stockholders of Medivation approved the Medivation, Inc. Amended and Restated 2004 Equity Incentive Award Plan (the “2004 Plan”) (a) to increase the aggregate number of shares of common stock of Medivation authorized for issuance under the 2004 Plan, as currently existing, by 550,000 shares, and (b) to amend the performance criteria upon which performance goals may be based that will permit Medivation to grant stock options and performance awards that may be eligible to qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). In addition, on June 28, 2013, the Board amended the 2004 Plan to remove a reference to reload options to clarify that reload options are not provided for under the 2004 Plan.

Under the 2004 Plan, a total of 19,150,000 shares of Medivation common stock, including shares previously issued and shares subject to currently outstanding awards, may be issued pursuant to grants of equity awards. Equity awards may be in the form of stock options, stock appreciation rights, restricted stock units, dividend equivalents, stock payments, performance shares, performance-based awards or any combination thereof. Equity awards may be issued to employees, officers, executive officers and consultants and of Medivation and its subsidiaries.

A more detailed description of the 2004 Plan is set forth under the heading “Proposal No. 5 Approval of the Medivation, Inc. Amended and Restated 2004 Equity Incentive Plan” in the Proxy Statement. The foregoing description of the 2004 Plan is not purported to be complete, and is qualified by reference to the complete 2004 Plan, which is filed as Exhibit 10.2 hereto and incorporated by reference herein.

Approval of the Cash Performance Incentive Award Plan

At the Annual Meeting, the stockholders of Medivation approved the Medivation, Inc. 2013 Cash Performance Incentive Plan (the “Cash Incentive Plan”), which will be available for use beginning in 2014. The Cash Incentive Plan provides that cash performance incentives may be provided to certain executive officers of Medivation and its subsidiaries upon satisfaction of pre-established performance goals established by Medivation’s Compensation Committee. The Cash Incentive Plan is intended to motivate executive officers of Medivation and its subsidiaries to achieve short-term and long-term corporate objectives relating to the performance of Medivation or one or more of Medivation’s business units, divisions, subsidiaries, affiliates or business segments, as established by the administrator of the Cash Incentive Plan, and to reward those executives when those objectives are achieved, thereby tying executive performance to stockholder value. The awards made under the Cash Incentive Plan may qualify as “performance-based compensation” for purposes of Section 162(m) of the Code.

A more detailed description of the Cash Incentive Plan is set forth under the heading “Proposal No. 6 Approval of the Medivation, Inc. 2013 Cash Performance Incentive Plan” in the Proxy Statement. The foregoing description of the Cash Incentive Plan is not purported to be complete, and is qualified by reference to the complete Cash Incentive Plan, which is filed as Exhibit 10.3 hereto and incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on June 28, 2013, and six proposals were submitted to the Medivation stockholders for a vote. The final votes on the proposals presented at the Annual Meeting, each of which is described in more detail in the Proxy Statement, were as follows:

Proposal 1:

Daniel D. Adams, Kim D. Blickenstaff, Kathryn E. Falberg, Dawn Graham, David T. Hung, M.D., W. Anthony Vernon and Wendy L. Yarno were elected as directors, to hold office until Medivation’s next annual meeting of stockholders, by the following vote:

Nominee	For	Withheld	Broker Non-Votes
Daniel D. Adams	63,193,494	1,721,897	2,670,256
Kim D. Blickenstaff	63,193,842	1,721,549	2,670,256
Kathryn E. Falberg	64,708,144	207,247	2,670,256
Dawn Graham	64,715,882	199,509	2,670,256
David T. Hung, M.D.	63,316,490	1,598,901	2,670,256
W. Anthony Vernon	63,167,843	1,747,548	2,670,256
Wendy L. Yarno	64,715,932	199,459	2,670,256

Proposal 2:

The selection by the Audit Committee of the Board of PricewaterhouseCoopers LLP as Medivation’s independent registered public accounting firm for the fiscal year ending December 31, 2013, was ratified by the following vote:

For	Against	Abstain	Broker Non-Votes
67,471,009	31,693	82,944	—

Proposal 3:

The compensation of Medivation’s named executive officers as disclosed in the Proxy Statement was approved, on an advisory basis, by the following vote:

For	Against	Abstain	Broker Non-Votes
51,061,127	13,699,793	154,471	2,670,256

Proposal 4:

The Medivation, Inc. 2013 Employee Stock Purchase Plan was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
64,701,825	126,325	87,241	2,670,256

Proposal 5:

The Medivation, Inc. Amended and Restated 2004 Equity Incentive Award Plan was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
50,075,621	14,750,111	89,658	2,670,257

Proposal 6:

The Medivation, Inc. 2013 Cash Performance Incentive Plan was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
64,530,319	298,372	86,700	2,670,256

Item 9.01. Financial Statements and Exhibits

(d) Exhibits:

10.1	The Medivation, Inc. Employee Stock Purchase Plan

10.2	The Medivation, Inc. Amended and Restated 2004 Equity Incentive Award Plan.

10.3	The Medivation, Inc. 2013 Cash Performance Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIVATION, INC.

Dated: July 1, 2013	By:	/s/ C. Patrick Machado
C. Patrick Machado Chief Business Officer and Chief Financial Officer

EXHIBIT INDEX

10.1	The Medivation, Inc. Employee Stock Purchase Plan

10.2	The Medivation, Inc. Amended and Restated 2004 Equity Incentive Award Plan.

10.3	The Medivation, Inc. 2013 Cash Performance Incentive Plan.